UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2008
IBT BANCORP, INC.
(Exact name of registrant as specified in its charter)
MICHIGAN
(State or other jurisdiction of incorporation)

000-18415 (Commission File Number)	38-2830092 (IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan (Address of principal executive offices)	48858 (Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
Effective as of 12:01 a.m. on January 1, 2008, IBT Bancorp, Inc. (“IBT”) completed its acquisition of Greenville Community Financial Corporation (“GCFC”) (the “Merger”) pursuant to the terms of the Agreement and Plan of Merger, dated as of August 21, 2007, as amended September 24, 2007, by and between IBT and GCFC (the “Merger Agreement”). Concurrently with the Merger, GCFC’s state bank subsidiary, Greenville Community Bank, was merged with and into IBT’s state bank subsidiary, Isabella Bank and Trust.
As a result of the Merger, the outstanding GCFC common shares were converted into the right to receive cash in the amount of $14.70 for each GCFC common share and IBT common shares at the exchange rate of .6659 of a share of IBT common shares for each GCFC common share.
The Merger Agreement is being filed herewith as Exhibit 2.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(d) Expansion of the Board of Directors.
     On January 1, 2008, the Board of Directors (the “Board”) of IBT expanded from eleven to twelve directors and appointed, effective as of the consummation of the Merger, Theodore W. Kortes to serve on the Board until the earlier of his attainment of age 70 or the date of the 2010 annual shareholders meeting of IBT. The Board has determined that Mr. Kortes is an “independent director” within the meaning of applicable rules and regulations of the Securities and Exchange Commission.
     Theodore W. Kortes. Mr. Kortes, age 66, was most recently Chairman of the Board of Greenville Community Bank and Chairman of the Board, President and Chief Executive Officer of GCFC from 1999 to 2007. He previously served as Chief Executive Officer of Greenville Community Bank. Prior to Greenville Community Bank, Mr. Kortes served as President and CEO of Huntington National Bank (f/k/a FMB-Commercial Bank) in Greenville from 1984 to 1998. Mr. Kortes graduated from Central Michigan University in 1963 with a B.S. degree in Business. Additionally, Mr. Kortes is a graduate of the University of Michigan Banking School and the Central States Banking School at University of Wisconsin.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements of the businesses acquired.
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
(d) Exhibits.
2.1	Agreement and Plan of Merger dated as of August 21, 2007, between IBT Bancorp, Inc. and Greenville Community Financial Corporation, as amended September 24, 2007 (incorporated by reference to Exhibits 2.1 and 2.2 of IBT’s Registration Statement on Form S-4 filed October 16, 2007)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2008	IBT BANCORP, INC.
	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and Chief Executive Officer